UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

January 30, 2006

BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	0001260793	56-2356626
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		No.)

c/o Boston Capital Corporation
One Boston Place, Suite 2100
Boston, MA 02108-4406

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (617) 624-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 2, 2006, Boston Capital Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”) entered into indemnification agreements with each of its directors. A copy of the form of indemnification agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference in its entirety.

On February 2, 2006, the Board of Directors of the Company approved the following change to director compensation for 2006. The Chair of the Audit Committee will receive an additional annual retainer of $10,000. No other changes were made to director compensation for 2006.

Item 3.02.  Unregistered Sales of Equity Securities.

On January 30, 2006, the Company consummated the closing of an unregistered offering (the “Preferred Share Offering”) of its 12.0% Series A Cumulative Non-Voting Preferred Stock (the “Preferred Shares”).  The Preferred Share Offering was effected pursuant to the Articles Supplementary to the Company’s Articles of Amendment and Restatement (the “Articles Supplementary”), a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.  The Preferred Share Offering is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D (“Regulation D”) promulgated thereunder.  The Preferred Shares were offered and sold by the Company to investors whom the Company had reasonable grounds to believe are “accredited investors” within the meaning of Rule 501 of Regulation D.

The Preferred Share Offering was effected by the Company for the purpose of having at least 100 shareholders to satisfy one of the qualifications the Company must meet in order to qualify as a real estate investment trust (a “REIT”) under the Internal Revenue Code (the “Code”).  Under Sections 856(a)(5), 856(b) and 856(h)(2) of the Code, the beneficial ownership of a REIT must be held by 100 or more persons during at least 335 days of a taxable year of 12 months (or during a proportionate part of a taxable year of less than 12 months), other than with respect to the first taxable year for which a REIT election is made (which in the case of the Company is anticipated to be the taxable year ending December 31, 2005).

The Company sold a total of 173 Preferred Shares in the Preferred Share Offering representing total gross proceeds of $86,500.  No selling commissions were paid in connection with the Preferred Share Offering.

Safe Harbor Statement
Certain matters discussed in this Form 8-K may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.  Words such as “believes,” “anticipates,” “expects,” “intends,” “estimates,” “projects” and other similar expressions, which are predictions of or indicate future events and trends, typically identify forward-looking statements.  Our forward-looking statements are subject to a number of risks and uncertainties, which could cause actual results or the timing of events to differ materially from those described in the forward-looking statements.  Accordingly, we cannot assure you that the expectations set forth in these forward-looking statements will be attained, including the ability of the Company to qualify, or remain qualified, as a REIT.  The Company’s SEC filings contain additional information concerning factors that could cause actual results to differ materially from those forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit

4.1	Articles Supplementary

10.1	Form of Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2006	BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.

	By:	/s/ Jeffrey H. Goldstein
	Name:	Jeffrey H. Goldstein
	Title:	President and Chief Operating Officer

Exhibit Index

4.1	Articles Supplementary

10.1	Form of Indemnification Agreement